UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-2192

The Dreyfus Third Century Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	05/31
Date of reporting period:	11/30/14

FORM N-CSR

Item 1.      Reports to Stockholders.

The Dreyfus
Third Century Fund, Inc.

SEMIANNUAL REPORT November 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
29	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

The Dreyfus
Third Century Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Third Century Fund, Inc., covering the six-month period from June 1, 2014, through November 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite bouts of heightened volatility stemming mainly from economic and geopolitical concerns in overseas markets, U.S. stocks gained ground over the reporting period when the domestic economy continued to rebound. As a result, several broad measures of equity market performance established new record highs. Stocks of larger, better established companies rallied more strongly than those of smaller businesses over the last six months, on average, while growth stocks outperformed their value-oriented counterparts.

We remain cautiously optimistic regarding the U.S. stock market’s prospects. We currently expect the economy to continue to accelerate as several longstanding drags—including tight fiscal policies and private sector deleveraging—fade from the scene. Of course, a number of risks remain, including the possibilities of higher interest rates and intensifying geopolitical turmoil. As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
December 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2014, through November 30, 2014, as provided by Warren Chiang, C.Wesley Boggs and Ronald Gala, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended November 30, 2014, The Dreyfus Third Century Fund’s Class A shares produced a total return of 7.83%, Class C shares returned 7.47%, Class I shares returned 7.98%, and Class Z shares returned 7.99%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), provided a total return of 8.57% for the same period.2

U.S. equities advanced during the reporting period as a domestic economic recovery gained momentum. The fund’s returns underperformed its benchmark, as strong results in the industrials and information technology sectors were outweighed by shortfalls in the financials and energy sectors.

William Cazalet was named an additional primary portfolio manager of the fund as of December, 2014.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, invests at least 80% of its net assets in the common stocks of companies that, in our opinion, meet traditional investment standards while conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. Our strategy combines computer modeling techniques, fundamental analysis, and risk management with a social investment process.

In selecting stocks, we begin with quantitative research to rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive securities as potential purchase candidates. We then evaluate potential purchase candidates to determine whether they meet the fund’s socially responsible investment criteria.We further examine companies determined to be eligible, by industry or sector, and select those companies we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies that exhibit positive records in the fund’s areas of social concern.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund normally focuses on large-cap growth stocks; however, it also may invest in value-oriented, midcap and small-cap stocks.

Stocks Climbed Despite Occasional Bouts of Volatility

The reporting period began in the midst of a market rally as the U.S. economy bounced back in the wake of weather-related weakness and global geopolitical concerns. U.S. investors responded favorably to a declining unemployment rate, rising household wealth, intensifying manufacturing activity, subdued inflationary pressures, and falling long-term interest rates. These developments fueled expectations that monetary policymakers at the Federal Reserve Board would keep short-term interest rates low even as the U.S. economy rebounded at a robust 4.6% annualized rate during the second quarter of 2014.

The market encountered renewed volatility in July and September due to renewed concerns that a weak global economy and plummeting commodity prices might derail the U.S. expansion. However, strong corporate earnings and solid domestic economic data—including an estimated 5.0% annualized GDP growth rate for the third quarter—drove the S&P 500 Index to a series of new record highs by the reporting period’s end.

Industrial and Technology Stocks Bolstered Relative Results

Our quantitative models produced mixed results during the reporting period, as strong performance by valuation and earnings factors was unable to fully offset relatively ineffective volatility criteria. Disappointments during the reporting period included several holdings in the energy sector—including Denbury Resources, ConocoPhillips, and Devon Energy—that were hurt by falling oil prices, particularly after the Organization of the Petroleum Exporting Countries (OPEC) sparked fears of a supply glut by leaving production targets unchanged. Shortfalls in the financials sector were spread among a number of holdings.

The fund achieved better relative results in the industrials sector, where Southwest Airlines advanced strongly due to falling fuel costs and strong operational management. In the information technology sector, semiconductor equipment maker Applied

Materials moved higher after higher enterprise spending among its customers boosted earnings forecasts.Among consumer discretionary stocks, investors responded positively to strong earnings and a favorable outlook from diversified hospitality company Marriott International.

Our environmental, social, and governance (“ESG”) criteria led to some changes in the fund’s holdings over the reporting period. Most notably, we added a position in papermaker Kimberly Clark, which has demonstrated its commitment to fighting illegal logging and obtaining pulp from sustainable sources. In contrast, we eliminated a position in fashion accessories seller Michael Kors Holdings, which has not yet signed fire and safety agreements covering its factories in Bangladesh.

Doing Well While Doing Good

We have remained cautiously optimistic regarding U.S. stocks. Despite economic struggles in overseas markets and falling commodity prices, we expect the U.S. economic recovery to continue to support corporate earnings.As always, we intend to continue to employ our quantitative models to identify socially responsible companies with the strengths required to prosper as economic and market conditions evolve.

December 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Third Century Fund, Inc. from June 1, 2014 to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2014

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.25	$10.09	$4.64	$5.06
Ending value (after expenses)	$1,078.30	$1,074.70	$1,079.80	$1,079.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2014

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.07	$9.80	$4.51	$4.91
Ending value (after expenses)	$1,019.05	$1,015.34	$1,020.61	$1,020.21

† Expenses are equal to the funds annualized expense ratio of 1.20% for Class A, 1.94% for Class C, .89% for
Class I and .97% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2014 (Unaudited)

Common Stocks—98.7%	Shares		Value ($)
Banks—1.9%
Comerica	111,950		5,217,991
KeyCorp	89,250		1,204,875
			6,422,866
Capital Goods—10.5%
3M	20,000		3,201,800
Caterpillar	44,550		4,481,730
Cummins	12,200		1,776,564
Fluor	26,550		1,645,835
General Electric	89,050		2,358,934
Ingersoll-Rand	48,150		3,036,339
Jacobs Engineering Group	24,600	[a]	1,142,670
Lockheed Martin	19,800		3,792,888
Masco	137,550		3,328,710
Pall	10,000		961,100
Parker Hannifin	34,700		4,477,341
Rockwell Automation	7,200		830,952
Snap-on	22,250		3,011,092
Textron	45,300		1,962,396
			36,008,351
Commercial & Professional Services—.9%
Pitney Bowes	125,000		3,077,500
Consumer Services—2.2%
Marriott International, Cl. A	96,100		7,571,719
Diversified Financials—4.1%
American Express	55,850		5,161,657
Franklin Resources	45,400		2,581,444
T. Rowe Price Group	76,500		6,385,455
			14,128,556
Energy—9.7%
Baker Hughes	72,450		4,129,650
ConocoPhillips	79,700		5,265,779
Denbury Resources	216,400		1,787,464
Devon Energy	52,000		3,066,440
EOG Resources	16,250		1,409,200
Hess	35,400		2,581,722
Marathon Petroleum	37,800		3,405,402

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
National Oilwell Varco	41,200		2,762,048
Newfield Exploration	58,700	[a]	1,598,401
ONEOK	30,000		1,624,800
Phillips 66	23,500		1,715,970
Schlumberger	15,950		1,370,903
Spectra Energy	69,050		2,615,614
			33,333,393
Food, Beverage & Tobacco—4.6%
Coca-Cola Enterprises	115,250		5,064,085
Hershey	15,500		1,554,340
McCormick & Co.	18,500		1,375,105
Mondelez International, Cl. A	127,500		4,998,000
PepsiCo	28,450		2,847,845
			15,839,375
Health Care Equipment & Services—4.3%
Aetna	20,800		1,814,592
AmerisourceBergen	39,050		3,555,502
Becton Dickinson & Co.	21,600		3,031,128
Cardinal Health	17,900		1,471,201
Cigna	18,150		1,867,453
Edwards Lifesciences	22,400	[a]	2,904,832
Halyard Health	3,788	[b]	148,508
			14,793,216
Household & Personal Products—2.9%
Clorox	45,400		4,613,548
Estee Lauder, Cl. A	23,400		1,734,876
Kimberly-Clark	30,300		3,532,677
			9,881,101
Insurance—1.6%
ACE	12,700		1,452,118
Marsh & McLennan	37,600		2,127,784
Travelers	18,750		1,958,438
			5,538,340
Materials—6.9%
Alcoa	143,900		2,488,031
Avery Dennison	35,950		1,779,885
Ball	93,250		6,254,277

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Dow Chemical	32,300		1,572,041
Ecolab	14,450		1,574,327
International Flavors & Fragrances	53,750		5,437,887
Sigma-Aldrich	34,250		4,678,550
			23,784,998
Media—4.9%
DIRECTV	38,700	[a]	3,394,377
Discovery Communications, Cl. A	17,400	[a]	607,260
Scripps Networks Interactive, Cl. A	60,300		4,713,651
Time Warner	36,000		3,064,320
Time Warner Cable	20,500		3,060,240
Walt Disney	19,400		1,794,694
			16,634,542
Pharmaceuticals, Biotech & Life Sciences—12.4%
Agilent Technologies	98,100		4,192,794
Allergan	13,150		2,812,653
AstraZeneca, ADR	32,725		2,427,213
Biogen Idec	10,950	[a]	3,369,206
Bristol-Myers Squibb	40,000		2,362,000
Eli Lilly & Co	25,650		1,747,278
Gilead Sciences	70,500	[a]	7,072,560
Merck & Co	112,100		6,770,840
Novartis, ADR	7,575		732,124
PerkinElmer	56,800		2,582,696
Thermo Fisher Scientific	11,400		1,473,906
Waters	40,650	[a]	4,711,335
Zoetis	50,100		2,250,993
			42,505,598
Retailing—1.3%
Gap	110,350		4,369,860
Semiconductors & Semiconductor Equipment—2.1%
Applied Materials	158,200		3,804,710
Intel	88,400		3,292,900
			7,097,610
Software & Services—10.6%
Accenture, Cl. A	38,100		3,289,173
CA	85,150		2,652,422

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Cognizant Technology Solutions, Cl. A	18,200	[a]	982,618
Computer Sciences	28,100		1,780,978
Google, Cl. A	1,400	[a]	768,712
Google, Cl. C	1,400	[a]	758,562
International Business Machines	23,900		3,875,863
Intuit	55,250		5,186,318
Microsoft	124,200		5,938,002
Oracle	91,225		3,868,852
Teradata	77,850	[a,b]	3,514,149
Xerox	273,600		3,819,456
			36,435,105
Technology Hardware & Equipment—11.9%
Apple	117,575		13,983,195
Cisco Systems	159,525		4,409,271
Corning	209,100		4,395,282
EMC	62,575		1,899,151
Harris	24,900		1,784,583
Hewlett-Packard	153,850		6,009,381
Keysight Technologies	49,050		1,726,560
Motorola Solutions	41,650		2,737,238
QUALCOMM	22,400		1,632,960
Seagate Technology	35,200		2,327,072
			40,904,693
Telecommunication Services—1.0%
Verizon Communications	65,400		3,308,586
Transportation—3.6%
Norfolk Southern	20,400		2,277,456
Southwest Airlines	184,400		7,711,608
Union Pacific	19,050		2,224,469
			12,213,533
Utilities—1.3%
NextEra Energy	30,900		3,225,651
PG&E	27,100		1,368,550
			4,594,201
Total Common Stocks
(cost $250,333,345)			338,443,143

Other Investment—1.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,979,977)	3,979,977 [c]	3,979,977

Investment of Cash Collateral
for Securities Loaned—.7%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,393,327)	2,393,327 [c]	2,393,327

Total Investments (cost $256,706,649)	100.6%	344,816,447
Liabilities, Less Cash and Receivables	(.6%)	(2,084,482)
Net Assets	100.0%	342,731,965

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At November 30, 2014, the value of the fund’s securities on loan was
$2,348,792 and the value of the collateral held by the fund was $2,393,327.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Pharmaceuticals,		Household & Personal Products	2.9
Biotech & Life Sciences	12.4	Consumer Services	2.2
Technology Hardware & Equipment	11.9	Semiconductors &
Software & Services	10.6	Semiconductor Equipment	2.1
Capital Goods	10.5	Banks	1.9
Energy	9.7	Money Market Investments	1.9
Materials	6.9	Insurance	1.6
Media	4.9	Retailing	1.3
Food, Beverage & Tobacco	4.6	Utilities	1.3
Health Care Equipment & Services	4.3	Telecommunication Services	1.0
Diversified Financials	4.1	Commercial & Professional Services	.9
Transportation	3.6		100.6

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2014 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,348,792)—Note 1(b):
Unaffiliated issuers	250,333,345	338,443,143
Affiliated issuers	6,373,304	6,373,304
Cash		21,536
Dividends and securities lending income receivable		631,114
Receivable for shares of Common Stock subscribed		43,396
Prepaid expenses		36,210
		345,548,703
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		278,642
Liability for securities on loan—Note 1(b)		2,393,327
Payable for shares of Common Stock redeemed		38,224
Accrued expenses		106,545
		2,816,738
Net Assets ($)		342,731,965
Composition of Net Assets ($):
Paid-in capital		196,441,114
Accumulated undistributed investment income—net		3,924,071
Accumulated net realized gain (loss) on investments		54,256,982
Accumulated net unrealized appreciation
(depreciation) on investments		88,109,798
Net Assets ($)		342,731,965

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	27,675,343	6,656,666	11,681,166	296,718,790
Shares Outstanding	1,732,024	458,153	719,106	18,281,908
Net Asset Value Per Share ($)	15.98	14.53	16.24	16.23

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,940,526
Affiliated issuers	1,392
Income from securities lending—Note 1(b)	775
Total Income	2,942,693
Expenses:
Management fee—Note 3(a)	1,241,091
Shareholder servicing costs—Note 3(c)	242,882
Professional fees	39,587
Directors’ fees and expenses—Note 3(d)	37,378
Registration fees	30,968
Distribution fees—Note 3(b)	23,434
Prospectus and shareholders’ reports	19,158
Custodian fees—Note 3(c)	12,628
Loan commitment fees—Note 2	1,694
Miscellaneous	12,369
Total Expenses	1,661,189
Less—reduction in fees due to earnings credits—Note 3(c)	(157)
Net Expenses	1,661,032
Investment Income—Net	1,281,661
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	17,188,532
Net unrealized appreciation (depreciation) on investments	6,849,359
Net Realized and Unrealized Gain (Loss) on Investments	24,037,891
Net Increase in Net Assets Resulting from Operations	25,319,552

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2014	Year Ended
	(Unaudited)	May 31, 2014
Operations ($):
Investment income—net	1,281,661	2,643,743
Net realized gain (loss) on investments	17,188,532	37,076,156
Net unrealized appreciation
(depreciation) on investments	6,849,359	16,682,441
Net Increase (Decrease) in Net Assets
Resulting from Operations	25,319,552	56,402,340
Dividends to Shareholders from ($):
Investment income—net:
Class A	—	(197,843)
Class C	—	(29,468)
Class I	—	(96,985)
Class Z	—	(3,012,213)
Net realized gain on investments:
Class A	—	(497,936)
Class C	—	(138,888)
Class I	—	(189,865)
Class Z	—	(6,586,405)
Total Dividends	—	(10,749,603)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,052,406	8,442,348
Class C	864,543	1,190,955
Class I	3,215,285	3,912,214
Class Z	2,298,998	4,773,799
Dividends reinvested:
Class A	—	658,365
Class C	—	107,254
Class I	—	150,952
Class Z	—	9,148,349
Cost of shares redeemed:
Class A	(3,688,349)	(5,493,822)
Class C	(463,751)	(589,086)
Class I	(953,372)	(1,005,091)
Class Z	(11,012,887)	(26,599,714)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(4,687,127)	(5,303,477)
Total Increase (Decrease) in Net Assets	20,632,425	40,349,260
Net Assets ($):
Beginning of Period	322,099,540	281,750,280
End of Period	342,731,965	322,099,540
Undistributed investment income—net	3,924,071	2,642,410

	Six Months Ended
	November 30, 2014	Year Ended
	(Unaudited)	May 31, 2014
Capital Share Transactions:
Class A
Shares sold	332,271	613,566
Shares issued for dividends reinvested	—	48,732
Shares redeemed	(241,380)	(397,015)
Net Increase (Decrease) in Shares Outstanding	90,891	265,283
Class C
Shares sold	61,917	96,638
Shares issued for dividends reinvested	—	8,663
Shares redeemed	(32,585)	(46,213)
Net Increase (Decrease) in Shares Outstanding	29,332	59,088
Class I
Shares sold	206,950	281,146
Shares issued for dividends reinvested	—	11,026
Shares redeemed	(61,532)	(70,557)
Net Increase (Decrease) in Shares Outstanding	145,418	221,615
Class Z
Shares sold	144,660	341,303
Shares issued for dividends reinvested	—	668,250
Shares redeemed	(709,207)	(1,897,590)
Net Increase (Decrease) in Shares Outstanding	(564,547)	(888,037)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2014				Year Ended May 31,
Class A Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	14.82		12.76	10.24	10.61	8.36	7.08
Investment Operations:
Investment income—net[a]	.04		.10	.13	.05	.03	.03
Net realized and unrealized
gain (loss) on investments	1.12		2.45	2.46	(.38)	2.24	1.25
Total from Investment Operations	1.16		2.55	2.59	(.33)	2.27	1.28
Distributions:
Dividends from
investment income—net	—		(.14)	(.05)	(.04)	(.02)	—
Dividends from net realized
gain on investments	—		(.35)	(.02)	—	—	—
Total Distributions	—		(.49)	(.07)	(.04)	(.02)	—
Net asset value, end of period	15.98		14.82	12.76	10.24	10.61	8.36
Total Return (%)[b]	7.83	[c]	20.37	25.47	(3.13)	27.18	18.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20	[d]	1.22	1.25	1.31	1.39	1.35
Ratio of net expenses
to average net assets	1.20	[d]	1.22	1.25	1.31	1.39	1.35
Ratio of net investment income
to average net assets	.57	[d]	.70	1.11	.46	.32	.40
Portfolio Turnover Rate	25.40	[c]	34.37	48.33	64.12	50.46	35.17
Net Assets, end of period
($ x 1,000)	27,675		24,320	17,562	14,469	15,154	13,252

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2014				Year Ended May 31,
Class C Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	13.52		11.72	9.43	9.80	7.75	6.63
Investment Operations:
Investment income (loss)—net[a]	(.01)		(.01)	.04	(.03)	(.03)	(.03)
Net realized and unrealized
gain (loss) on investments	1.02		2.23	2.27	(.34)	2.08	1.17
Total from Investment Operations	1.01		2.22	2.31	(.37)	2.05	1.14
Distributions:
Dividends from
investment income—net	—		(.07)	—	—	—	(.02)
Dividends from net realized
gain on investments	—		(.35)	(.02)	—	—	—
Total Distributions	—		(.42)	(.02)	—	—	(.02)
Net asset value, end of period	14.53		13.52	11.72	9.43	9.80	7.75
Total Return (%)[b]	7.47	[c]	19.33	24.55	(3.78)	26.45	17.16
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.94	[d]	1.99	2.00	2.05	2.00	2.09
Ratio of net expenses
to average net assets	1.94	[d]	1.99	2.00	2.05	2.00	2.09
Ratio of net investment income
(loss) to average net assets	(.17)[d]		(.07)	.35	(.27)	(.29)	(.39)
Portfolio Turnover Rate	25.40	[c]	34.37	48.33	64.12	50.46	35.17
Net Assets, end of period
($ x 1,000)	6,657		5,800	4,332	3,313	2,944	2,652

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2014				Year Ended May 31,
Class I Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	15.04		12.95	10.39	10.77	8.48	7.23
Investment Operations:
Investment income—net[a]	.07		.14	.17	.09	.08	.06
Net realized and unrealized
gain (loss) on investments	1.13		2.48	2.51	(.38)	2.28	1.27
Total from Investment Operations	1.20		2.62	2.68	(.29)	2.36	1.33
Distributions:
Dividends from
investment income—net	—		(.18)	(.10)	(.09)	(.07)	(.08)
Dividends from net realized
gain on investments	—		(.35)	(.02)	—	—	—
Total Distributions	—		(.53)	(.12)	(.09)	(.07)	(.08)
Net asset value, end of period	16.24		15.04	12.95	10.39	10.77	8.48
Total Return (%)	7.98	[b]	20.65	25.98	(2.72)	27.87	18.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	[c]	.91	.90	.92	.89	1.01
Ratio of net expenses
to average net assets	.89	[c]	.91	.90	.92	.89	1.01
Ratio of net investment income
to average net assets	.90	[c]	1.01	1.46	.86	.83	.71
Portfolio Turnover Rate	25.40	[b]	34.37	48.33	64.12	50.46	35.17
Net Assets, end of period
($ x 1,000)	11,681		8,629	4,558	2,766	2,043	1,651

a	Based on average shares outstanding.
b	Not annualized.
c	Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2014				Year Ended May 31,
Class Z Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	15.03		12.94	10.38	10.76	8.48	7.22
Investment Operations:
Investment income—net[a]	.06		.13	.15	.07	.07	.05
Net realized and unrealized
gain (loss) on investments	1.14		2.47	2.51	(.38)	2.27	1.28
Total from Investment Operations	1.20		2.60	2.66	(.31)	2.34	1.33
Distributions:
Dividends from
investment income—net	—		(.16)	(.08)	(.07)	(.06)	(.07)
Dividends from net realized
gain on investments	—		(.35)	(.02)	—	—	—
Total Distributions	—		(.51)	(.10)	(.07)	(.06)	(.07)
Net asset value, end of period	16.23		15.03	12.94	10.38	10.76	8.48
Total Return (%)	7.99	[b]	20.50	25.80	(2.86)	27.61	18.40
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	[c]	1.01	1.03	1.07	1.03	1.10
Ratio of net expenses
to average net assets	.97	[c]	1.01	1.03	1.07	1.03	1.10
Ratio of net investment income
to average net assets	.81	[c]	.91	1.32	.71	.68	.60
Portfolio Turnover Rate	25.40	[b]	34.37	48.33	64.12	50.46	35.17
Net Assets, end of period
($ x 1,000)	296,719		283,351	255,298	221,387	247,051	210,701

a	Based on average shares outstanding.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Third Century Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	335,283,806	—	—	335,283,806
Equity Securities—
Foreign†	3,159,337	—	—	3,159,337
Mutual Funds	6,373,304	—	—	6,373,304
† See Statement of Investments for additional detailed categorizations.

At November 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended November 30, 2014, The Bank of New York Mellon earned $204 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended November 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	5/31/2014 ($)	Purchases ($)	Sales ($)	11/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,097,215	10,185,234	10,302,472	3,979,977	1.2
Dreyfus
Institutional
Cash
Advantage
Fund	—	9,358,880	6,965,553	2,393,327.7
Total	4,097,215	19,544,114	17,268,025	6,373,304	1.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net real-

ized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2014 was as follows: ordinary income $7,057,815 and long-term capital gains $3,691,788. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement (the “Agreement”) with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1 1 / 2 % of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2014, there was no expense reimbursement pursuant to the Agreement.

During the period ended November 30, 2014, the Distributor retained $1,187 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2014, Class C shares were charged $23,434 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The

Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2014, Class A and Class C shares were charged $32,807 and $7,811, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2014, Class Z shares were charged $99,988 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2014, the fund was charged $61,169 for transfer agency services and $4,159 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $157.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2014, the fund was charged $12,628 pursuant to the custody agreement.

During the period ended November 30, 2014, the fund was charged $3,616 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $212,425, Distribution Plan fees $4,170, Shareholder Services Plan fees $30,458, custodian fees $6,000, Chief Compliance Officer fees $1,234 and transfer agency fees $24,355.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2014, amounted to $83,343,428 and $86,308,141, respectively.

At November 30, 2014, accumulated net unrealized appreciation on investments was $88,109,798, consisting of $91,277,249 gross unrealized appreciation and $3,167,451 gross unrealized depreciation.

At November 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 15-16, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (“Performance Group 1”) and with a broader group of funds (“Performance Universe 1”), with each group consisting of funds from the same Lipper Category as that of the fund, all for various periods ended May 31, 2014, (2) the fund’s performance with the performance of a group of social criteria funds from different Lipper categories included at the request of Dreyfus (“Performance Group 2”) and with a broader group of funds (“Performance Universe 2”), all for various periods ended May 31, 2014, and (3) the fund’s actual and contractual management fees and total expenses with those of groups of comparable funds identical to Performance Group 1 (“Expense Group 1”) and Performance Group 2 (“Expense Group 2”) and with broader groups of funds that included the Performance Group 1 funds (“Expense Universe 1”) and the Performance Group 2 funds (“Expense Universe 2”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Groups and Performance Universes and the Expense Groups and Expense Universes.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was, for the various periods, below the Performance Group 1 medians, above the Performance Group 2 medians, except for the five- and ten-year periods when the fund’s performance was below and at the Performance Group 2 medians, respectively, and variously above and below the Performance Universe 1 and Performance Universe 2 medians. The Board noted the proximity to the median in certain of the periods when the fund’s performance was below the median(s) of the

Performance Groups and/or Performance Universes. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the funds in each Expense Group and each Expense Universe and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group 1 median and at the Expense Group 2 median, the fund’s actual management fee was at the Expense Group 1 median, above the Expense Universe 1 and Expense Group 2 medians and below the Expense Universe 2 median and the fund’s total expenses were slightly above the Expense Group 1 and Expense Universe 1 medians and below the Expense Group 2 and Expense Universe 2 medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager (s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement.

The Fund 33

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Third Century Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 22, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    January 22, 2015

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)